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                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT AUDITORS
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We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 13, 1995, with respect to the financial statements of American Crystal Sugar Company in the Registration Statement
(Form S-1 No.   ) and the related prospectus of American Crystal Sugar
Company.





/s/ Eide Helmeke PLLP

September 6, 1996
Fargo, North Dakota